Exhibit 99.2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date CORPORATE PROPERTY ASSOCIATES 16 – GLOBAL INCORPORATED 50 ROCKEFELLER PLAZA NEW YORK, NY 10020 ATTN: INVESTOR RELATIONS VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. M63850-S12435 CORPORATE PROPERTY ASSOCIATES 16 – GLOBAL INCORPORATED The Board of Directors recommends you vote FOR Proposal 1: For Against Abstain 1. To consider and vote upon a proposal to approve the Merger described in the Agreement and Plan of Merger dated as of July 25, 2013 (the "Merger Agreement") by and among Corporate Property Associates 16 — Global Incorporated ("CPA®:16 — Global"), W. P. Carey Inc. ("W. P. Carey"), the ultimate parent of the external manager of CPA®:16 — Global, WPC REIT Merger Sub Inc., a wholly-owned indirect subsidiary of W. P. Carey, and the other parties thereto, and the other transactions contemplated thereby. ! ! ! ! ! ! 2. To transact such other business as may properly come before W. P. Carey's special meeting or any adjournments or postponements of the special meeting, including, without limitation, a motion to adjourn the special meeting to another time for the purpose of soliciting additional proxies to approve the proposal above. Yes No Please indicate if you plan to attend this meeting. ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Joint Proxy Statement/Prospectus is available at www.proxyvote.com. M63851-S12435 REVOCABLE PROXY CORPORATE PROPERTY ASSOCIATES 16 – GLOBAL INCORPORATED PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS JANUARY 21, 2014 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned stockholder of Corporate Property Associates 16 – Global (“CPA:16 – Global”), a Maryland corporation (the “Company”), hereby appoints Trevor P. Bond and Susan C. Hyde, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company to be held at the offices of DLA Piper LLP (US), 1251 Avenue of the Americas, 27th Floor, New York, New York 10020, on January 21, 2014, at 3:00 p.m. Eastern Time, and any adjournment or postponement thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise, and to represent the undersigned at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying Joint Proxy Statement/Prospectus, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST "FOR" EACH OF THE PROPOSALS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER MATTERS TO BE PRESENTED AT THE SPECIAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side